                                                                    EXHIBIT 99.1

TERREMARK WORLDWIDE INC.                                          PRESS RELEASE

2601 S. Bayshore Drive, 9th Floor, Miami, Florida 33133

                                     Office (305) 856-3200 o Fax (305) 856-8190


 FOR IMMEDIATE RELEASE

               TERREMARK WORLDWIDE REPORTS SECOND QUARTER RESULTS

          NAP of the Americas Revenues Increased 18% Over Prior Quarter


MIAMI, FL (NOVEMBER 14, 2003) - Terremark Worldwide, Inc. (AMEX:TWW), a leading operator of integrated Tier-1 Network Access points (NAPs) and best-in-class network services, today reported its quarterly results for the quarter ended September 30, 2003.

Terremark's consolidated revenue for the quarter ended September 30, 2003 was approximately $4.0 million compared to approximately $3.4 million for the quarter ended June 30, 2003, an increase of 18%. Revenue generated by the NAP of the Americas increased 18% to approximately $3.9 million for the quarter ended September 30, 2003 from approximately $3.3 million the quarter ended June 30, 2003.

Data Center revenue for quarter ended September 30, 2003 increased by approximately $1.5 million or 63% over the quarter ended September 30, 2002. The increase in revenue was primarily the result of new customer growth and of services, including the procurement of equipment and connectivity, provided under a U.S. Federal Government contract. Total revenue for the quarter ended September 30, 2003 increased 10%, to $4.0 million compared to the quarter ended September 30, 2002. Total revenues for the September 30, 2002 quarter included approximately $1.3 million in revenue from development, management and technology construction contracts that accounted for the lower total revenue growth.

Loss from operations was $6.7 million for the quarter ended September 30, 2003 compared to a loss of $3.8 million for the quarter ended June 30, 2003. The increase in the operating loss for the quarter ended September 30, 2003 was primarily attributable to an approximately $2million non-cash compensation expense related to former employees and expenses resulting from the opening of the NAP/West facility.

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TERREMARK WORLWIDE REPORTS 2Q RESULTS
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Net cash used in operating activities improved from a use of approximately $10.0 million for the quarter ended June 30, 2003 to a use of approximately $3.8 million for the quarter ended September 30, 2003. The company anticipates continued improvement in operating cash flow with a projected use of cash from operating activities for the quarter ended December 31, 2003 ranging from $0.5 to $1.5 million.

Additional information regarding the Company's financial performance and liquidity as of and for the quarter ended September 30, 2003 and a comparison of the financial performance for the quarter ended September 30, 2002 can be found on the attached balance sheet and statement of operations and in the Company's Quarterly Report on Form 10-Q.

HIGHLIGHTS OF THIS QUARTER INCLUDE:

         o Expanding the NAP of the Americas to the third floor of the Technology Center of the Americas (TECOTA), doubling the NAP's footprint to accommodate anticipated growth in the public and private sectors.

         o Cementing relationship with Hewlett Packard by moving the NAP do Brasil to HP's new data center in high tech suburb of Sao Paulo, Brazil.

         o Surpassing the 135 customers mark at the NAP of the Americas, including contracts with Hostopia, Interland, Intelcomm, WAN Communications and Wiltel Communications. A representative list of NAP of the Americas and NAP do Brasil customers is available at HTTP://WWW.TERREMARK.COM.

         o Expanding additional services to existing customers, including Bell South, Belize Telecom, France Telecom, InterNAP, Norpster, T-Systems/Deutsche Telecom, The Treaty and Savvis.

         o Launching the new portfolio of "Utility Based" services to address customers' growing data storage needs.

"We have had significant activities this quarter" said Manuel D. Medina, Chairman and CEO of Terremark Worldwide, Inc. "We continue to focus on leveraging our concentration of connectivity and carrier-neutrality to attract new customers and service providers to our network of NAP's. Continued Medina, "There is great interest around the world in our brand of quality, state-of-the-art, neutral connectivity points because of the scalable, reliable, secure and industry leading solutions we provide our customers."



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TERREMARK WORLWIDE REPORTS 2Q RESULTS
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ABOUT TERREMARK WORLDWIDE, INC.


Terremark Worldwide Inc. (AMEX:TWW) is a leading operator of integrated Tier-1 Network Access Points (NAPs) and best-in-class network services, creating technology marketplaces in strategic global locations. Terremark is the owner and operator of the NAP of the Americas, the 5th Tier-1 Network Access Point in the world and the model for the carrier-neutral TerreNAP(sm) Data Centers the company has in Santa Clara, California (NAP of the Americas/West), in Sao Paulo, Brazil (NAP do Brasil) and in Madrid, Spain (NAP de las Americas - Madrid). The carrier-neutral NAP of the Americas is a state-of-the-art facility that provides exchange point, collocation and managed services to carriers, Internet service providers, network service providers, government entities, multi-national enterprises and other end users. The NAP, which connects fiber networks in Latin America, Europe, Asia and Africa to those in the U.S., enables customers to freely choose among the many carriers available at the TerreNAP Centers to do business. Terremark is headquartered at 2601 S. Bayshore Drive, 9th Floor, Miami, Florida USA, (305) 856-3200. More information about Terremark Worldwide can be found at http://www.terremark.com.


Statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Terremark's actual results may differ materially from those set forth in the forward-looking statements due to a number of risks, uncertainties and other factors, as discussed in Terremark's filings with the SEC. These factors include, without limitation, Terremark's ability to obtain funding for its business plans, uncertainty in the demand for Terremark's services or products and Terremark's ability to manage its growth. Terremark does not assume any obligation to update these forward-looking statements.

Contacts:

Terremark Worldwide, Inc., Miami
Sandra Gonzalez-Levy, 305-860-7829
sgonzalez-levy@terremark.com

Media Relations
Edelman
Jim Burke, 305-358-5299
jim.burke@edelman.com

Investor Relations
RCG Capital Markets Group, Inc.
Joe Diaz, 480-675-0400
jdiaz@rcgonline.com













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TERREMARK WORLWIDE REPORTS 2Q RESULTS
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TERREMARK WORLDWIDE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                        UNAUDITED
                                                                                  FOR THE THREE MONTHS ENDED
                                                                      ---------------------------------------------------
                                                                       30-SEP-03           30-JUN-03          30-SEP-02
                                                                      -------------      -------------      -------------
Revenues
    Data center                                                       $   3,448,513      $   3,010,615      $   2,424,280
    Data center - contract termination fee                                       --            291,537                 --
    Data Center - other                                                     492,160                 --                 --
    Development, commission and construction
      fees                                                                       --             41,081             59,216
    Management fees                                                          42,800             64,269             35,031
    Construction contracts                                                   65,277             33,695          1,173,882
                                                                      -------------      -------------      -------------
        Operating revenues                                                4,048,750          3,441,197          3,692,409
                                                                      -------------      -------------      -------------

Expenses
    Data center operations, excluding depreciation                        3,473,230          2,556,550          2,768,744
    Data center operations - other                                          476,707                 --                 --
    Construction contract expenses,
      excluding depreciation                                                 62,199             46,456            937,805
    General and administrative                                            4,823,636          2,645,782          3,192,623
    Sales and marketing                                                     760,992            772,318          1,209,396
    Depreciation and amortization                                         1,167,654          1,184,029          1,333,977
    Impairment of long-lived assets                                              --                 --            350,000
                                                                      -------------      -------------      -------------
        Operating expenses                                               10,764,418          7,205,135          9,792,545
                                                                      -------------      -------------      -------------

    Loss from operations                                                 (6,715,668)        (3,763,938)        (6,100,136)
                                                                      -------------      -------------      -------------

Other income (expense)
    Gain on debt restructuring                                                   --          8,475,000                 --
    Interest expense                                                     (4,378,482)        (1,832,070)        (3,258,055)
    Dividend on preferred stock                                              (7,497)            (7,497)            (7,497)
    Interest income                                                          32,474             23,255             23,486
    Other                                                                   261,768             35,065            (75,993)
                                                                      -------------      -------------      -------------
        Total other income (expenses)                                    (4,091,737)         6,693,753         (3,318,059)
                                                                      -------------      -------------      -------------

    Income (loss) before income taxes                                   (10,807,405)         2,929,815         (9,418,195)

Income taxes                                                                     --                 --                 --
                                                                      -------------      -------------      -------------
Net Income (loss)                                                     $ (10,807,405)     $   2,929,815      $  (9,418,195)
                                                                      -------------      -------------      -------------


Basic and diluted net income (loss) per common
    share:                                                            $       (0.04)     $        0.01      $       (0.04)
                                                                      -------------      -------------      -------------

    Weighted average common shares outstanding                          308,617,668        289,886,832        225,154,386
                                                                      -------------      -------------      -------------


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TERREMARK WORLWIDE REPORTS 2Q RESULTS
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TERREMARK WORLDWIDE, INC.
CONSOLIDATED BALANCE SHEETS


                                                                               SEPTEMBER 30,         MARCH 31,
                                                                                   2003               2003
                                                                              -------------      -------------
                                                                                (UNAUDITED)
             ASSETS

Current assets:
Cash and cash equivalents                                                     $   3,464,528      $   1,408,190
Accounts receivable, net of allowance for doubtful accounts of
    $143,367 and $120,340                                                           865,258            494,736
Contracts receivable                                                                 60,089             29,204
Other assets                                                                      1,249,178                 --
                                                                              -------------      -------------
      Total current assets                                                        5,639,053          1,932,130

Investment in unconsolidated entities, net                                          824,343            827,667
Restricted cash                                                                     777,965            768,905
Property and equipment, net                                                      53,059,062         54,482,964
Other assets                                                                      1,101,606          1,589,977
Goodwill                                                                          9,999,870          9,999,870
                                                                              -------------      -------------
      TOTAL ASSETS                                                            $  71,401,899      $  69,601,513
                                                                              =============      ==============

             LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Current portion of notes payable (includes $3,991,964 and $138,000 due to
    related parties)                                                          $   8,904,915      $   1,464,963
Construction payables                                                               496,874         22,012,162
Accounts payable and accrued expenses                                             5,213,613          8,434,373
Current portion of capital lease obligations                                      2,255,767          2,477,467
Interest payable                                                                  1,334,635          4,492,805
Net liabilities of discontinued operations                                          446,911          1,199,531
Convertible debt                                                                  2,750,000            900,000
                                                                              -------------      -------------
      Total current liabilities                                                  21,402,715         40,981,301
                                                                              -------------      -------------

Notes payable, less current portion (includes $32,293,335 and $4,100,000
    due to related parties)                                                      56,174,938
                                                                                                    32,428,851
Convertible debt, with a face value of 38,880,000 and 14,005,000
    (includes $3,785,000 and $3,450,000 due to related parties)                  29,796,667         14,005,000
Deferred rent                                                                     4,510,664          2,610,623
Capital lease obligations, less current portion                                     523,849            762,470
Deferred revenue                                                                  1,187,359            971,150
Series H redeemable convertible preferred stock: $.001 par value, 294
    shares issued and outstanding                                                   571,723            556,729
                                                                              -------------      -------------
      TOTAL LIABILITIES                                                          90,421,828        116,062,211
                                                                              -------------      -------------

Commitments and contingencies

Series G convertible preferred stock: $.001 par value,
    20 shares issued and outstanding                                                      1                  1
Common stock: $.001 par value, 500,000,000 shares authorized;
    310,186,720 and 256,276,864 shares issued                                       310,186            256,277
Paid in capital                                                                 203,986,853        169,204,208
Accumulated deficit                                                            (222,201,729)      (214,324,140)
Common stock warrants                                                             2,339,385          1,857,581
Common stock options                                                              1,545,375          1,545,375
Note receivable - related party (Note 4)                                         (5,000,000)        (5,000,000)
                                                                              -------------      -------------
      TOTAL STOCKHOLDERS' DEFICIT                                               (19,019,929)       (46,460,698)
                                                                              -------------      -------------
      TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                             $  71,401,899      $  69,601,513
                                                                              =============      ==============



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